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                                                                  EXHIBIT 4.1

CLASS A COMMON                                                    CLASS A COMMON



                                   PROSOURCE

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP




THIS CERTIFIES THAT






IS THE OWNER OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A
                   COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                                ProSource, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                         Corporate Seal Logo

/s/  Paul A. Garcia de Quevedo                /s/  David R. Parker
            SECRETARY                         CHAIRMAN OF THE BOARD




COUNTERSIGNED AND REGISTERED:
        THE BANK OF NEW YORK
                TRANSFER AGENT AND REGISTRAR

BY


                AUTHORIZED SIGNATURE


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AMERICAN BANK NOTE COMPANY      OCT 21, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807              046943fc-A
(310)989-2333
(FAX) (310) 426-7450  600-19X      Proof /s/ RG       REV 1
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        The Corporation will furnish without charge to each stockholder who so requests a statement of the rights, privileges, restrictions, voting powers, limitations and qualifications of the several classes of stock or series thereof of the Corporation. Such request may be made to the Corporation or the Transfer Agent.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM - as tenants in common                UNIF GIFT MIN ACT______ Custodian______
   TEN ENT - as tenants by the certificate                        (Cust)          (Minor)
   JT  TEN - as joint tenants with right of      under Uniform Gifts to Minors
             survivorship and not as tenants     Act ________________________
             in common                                      (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE

/____________________________________/

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDE ZIP CODE OF ADDRESSEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated_______________________



                              _________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.


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AMERICAN BANK NOTE COMPANY         OCT 21, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA  90807              046943bk-A/B
(310) 989-2333
(FAX) (310) 426-7450  600-19X      Proof /s/ RG          REV 1

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